UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417-2603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201 269-3400

Item 5.    Other Events.

Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Medco Health Solutions, Inc. and subsidiaries as of December 27, 2003 and December 28, 2002, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the three years in the period ended December 27, 2003 (the “Financial Statements”), the independent auditors’ report thereon and the statement regarding computation of ratios of earnings to fixed charges.

Item 7.    Financial Statements and Exhibits.

The Financial Statements, together with the independent auditors’ report thereon, are included herein.

(c) Exhibits:

12.1	Statement regarding computation of ratios of earnings to fixed charges.
23.1	Consent of independent auditors.
99.1	Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

By:	/s/ David S. Machlowitz

David S. Machlowitz Senior Vice President, General Counsel and Secretary

Date:  February 19, 2004

EXHIBIT INDEX

Exhibit No.	Description

12.1	Statement regarding computation of ratios of earnings to fixed charges.

23.1	Consent of independent auditors.

99.1	Financial Statements.